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As filed with the Securities and Exchange Commission on June 27, 2012

Registration No. 333-165800

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-3
POST-EFFECTIVE AMENDMENT NO. 1
TO
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation or organization)	61-0502302 (I.R.S. Employer or Identification No.)

100 Mission Ridge
Goodlettsville, Tennessee 37072
(615) 855-4000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Susan S. Lanigan, Esq.
Executive Vice President and General Counsel
100 Mission Ridge
Goodlettsville, Tennessee 37072
(615) 855-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:
Joseph H. Kaufman, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3954 (212) 455-2000	Robert J. DelPriore, Esq. Baker, Donelson, Bearman, Caldwell & Berkowitz, PC First Tennessee Building 165 Madison Avenue Memphis, Tennessee 38103 (901) 577-8228

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

            If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

            If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

            If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

            If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

            If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☒

            If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☒

            Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)(2)	Proposed Maximum Offering Price per Unit(1)(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)

Common Stock, par value $0.875 per share

Preferred Stock

Debt Securities(4)

Guarantees of Debt Securities(5)

Depositary Shares(6)

Stock Purchase Contracts

Warrants(7)

Units(8)

Total

(1)
Omitted pursuant to General Instructions II.E. of Form S-3. An indeterminate amount of common stock, preferred stock, depositary shares, debt securities, guarantees of debt securities, warrants, stock purchase contracts and units (the foregoing, collectively and individually, the "Securities") are being registered as may from time to time be issued at indeterminate prices (including any common stock, preferred stock or debt securities that may be issued upon conversion of, or in exchange for, common stock, debt securities or preferred stock registered hereunder or upon exercise of warrants registered hereunder, as the case may be).

(2)
Includes such indeterminate amounts of Securities as may be issued upon exercise, conversion or exchange of, or pursuant to anti-dilution adjustments with respect to, any Securities that provide for that issuance or adjustment. Also includes such indeterminate amount as may be issued in units. Separate consideration may or may not be received for any of these Securities.

(3)
In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of the registration fee. Registration fees will be paid subsequently on a "pay as you go" basis.

(4)
The debt securities may be issued at an original issue discount. The debt securities may be issued without guarantees or may be guaranteed by one or more of the registrants named below under "Table of Additional Registrants."

(5)
The debt securities may be issued without guarantees or may be guaranteed by one or more of the registrants named below under "Table of Additional Registrants." No separate consideration will be received for such guarantees. Pursuant to Rule 457(h) under the Securities Act, no registration fee is required with respect to such guarantees.

(6)
Each depositary share will be issued under a depositary agreement, will represent an interest in a fractional share or multiple shares of preferred stock and will be evidenced by a depositary receipt.

(7)
The warrants covered by this registration statement may be debt warrants, preferred stock warrants or common stock warrants.

(8)
Each unit will consist of one or more warrants, debt securities, stock purchase contracts, shares of common or preferred stock, depositary shares or any combination of such securities.

 EXPLANTORY NOTE:

        This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 of the Registrant and the Registrant Guarantors is being filed pursuant to Instruction IV.B. solely for the purpose of adding Retail Property Investments, LLC, a majority-owned subsidiary of the Registrant, as an additional registrant whose securities are eligible to be sold hereunder and to add certain exhibits. The Table of Additional Registrants set forth below contains information regarding Retail Property Investments, LLC and reflects the name changes of existing Registrant Guarantors as follows: DG Strategic III, LLC has been renamed Dolgen Midwest, LLC, DG Strategic IV, LLC has been renamed Dolgen California, LLC, and DG Strategic V, LLC has been renamed DG eCommerce, LLC. All other information contained in the Registration Statement on Form S-3 of the Registrant and the Registrant Guarantors, including the related prospectus dated March 31, 2010, shall continue to constitute a part of the Registration Statement following the filing and effectiveness of this Post-Effective Amendment No. 1.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Offices
DC Financial, LLC	Tennessee	None	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG eCommerce, LLC	Tennessee	27-2199273	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Logistics, LLC	Tennessee	62-1805098	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Promotions, Inc.	Tennessee	62-1792083	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Retail, LLC	Tennessee	36-4577242	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic I, LLC	Tennessee	26-4507991	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic II, LLC	Tennessee	26-4508076	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic VI, LLC	Tennessee	27-2199673	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic VII, LLC	Tennessee	27-2199597	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic VIII, LLC	Tennessee	27-2199514	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Transportation, Inc.	Tennessee	37-1517488	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Offices
Dolgen I, Inc.	Tennessee	26-4508189	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgen II, Inc.	Tennessee	26-4508236	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgen III, Inc.	Tennessee	26-4508282	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgen California, LLC	Tennessee	27-2199414	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgen Midwest, LLC	Tennessee	26-4508134	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgencorp of New York, Inc.	Kentucky	62-1829863	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgencorp of Texas, Inc.	Kentucky	61-1193136	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgencorp, LLC	Kentucky	61-0852764	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dollar General Partners	Kentucky	61-1193137	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Retail Property Investments, LLC	Delaware	27-3334742	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Retail Risk Solutions, LLC	Tennessee	26-1644044	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
South Boston FF&E, LLC	Delaware	26-0411224	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
South Boston Holdings, Inc.	Delaware	20-5220571	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Sun-Dollar, L.P.	California	95-4629930	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000

Susan S. Lanigan, Esq.
Executive Vice President and General Counsel
100 Mission Ridge
Goodlettsville, Tennessee 37072
(615) 855-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service of each co-registrant)

With copies to:
Joseph H. Kaufman, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3954 (212) 455-2000	Robert J. DelPriore, Esq. Baker, Donelson, Bearman, Caldwell & Berkowitz, PC First Tennessee Building 165 Madison Avenue Memphis, Tennessee 38103 (901) 577-8228

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 15.    Indemnification of Directors and Officers.

        Retail Property Investments, LLC is a limited liability company organized under the laws of Delaware. Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

        The operating agreement of Retail Property Investments, LLC provides that such entity shall indemnify the member and those authorized agents of Retail Property Investments, LLC identified in writing by the member as entitled to be indemnified under the section for all costs, losses, liabilities and damages paid or accrued by the member or any such agent in connection with the business of Retail Property Investments, LLC to the fullest extent provided or allowed by the Delaware Limited Liability Company Act and the other laws of the State of Delaware. In addition, Retail Property Investments, LLC may advance costs of defense of any proceeding to the member or such agent upon receipt by Retail Property Investments, LLC of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by Retail Property Investments, LLC.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of Retail Property Investments, LLC pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 16.    Exhibits.

        Please see the Exhibit Index included herewith immediately following the signature pages hereto, which is incorporated by reference.

Item 17.    Undertakings.

        A.    The undersigned registrants hereby undertake:

          1.     To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

          2.     That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          3.     To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offer.

          4.     That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

              (i)  Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

             (ii)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

          5.     That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

             (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

            (iii)  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

            (iv)  Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

        B.    The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of such registrants' annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        C.    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrants pursuant to the foregoing provisions, the registrants have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of that registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Dollar General Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DOLLAR GENERAL CORPORATION
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

* Richard W. Dreiling	Director, Chairman and Chief Executive Officer (Principal Executive Officer)
* David M. Tehle	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
* Raj Agrawal	Director
* Warren F. Bryant	Director
* Michael M. Calbert	Director
* Adrian Jones	Director
* William C. Rhodes, III	Director

Signature		Title

* David B. Rickard		Director
*By:	/s/ DAVID M. TEHLE
David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DC FINANCIAL, LLC
By:	Dollar General Corporation, its Managing Member
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

* Richard W. Dreiling	Director, Chairman and Chief Executive Officer of Dollar General Corporation Managing Member of Registrant (Principal Executive Officer)
* David M. Tehle	Executive Vice President and Chief Financial Officer of Dollar General Corporation, Managing Member of Registrant (Principal Financial and Accounting Officer)
* Raj Agrawal	Director of Dollar General Corporation, Managing Member of Registrant
* Warren F. Bryant	Director of Dollar General Corporation, Managing Member of Registrant
* Michael M. Calbert	Director of Dollar General Corporation, Managing Member of Registrant
* Adrian Jones	Director of Dollar General Corporation, Managing Member of Registrant

Signature		Title

* William C. Rhodes, III		Director of Dollar General Corporation, Managing Member of Registrant
* David B. Rickard		Director of Dollar General Corporation, Managing Member of Registrant
*By:	/s/ DAVID M. TEHLE
David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DG eCOMMERCE, LLC
By:	Dollar General Corporation, its Sole Member
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

* Todd J. Vasos	Chief Executive Officer (Principal Executive Officer)
* David M. Tehle	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
* Richard W. Dreiling	Director of Dollar General Corporation, the Sole Member of Registrant
* Warren F. Bryant	Director of Dollar General Corporation, the Sole Member of Registrant
* Raj Agrawal	Director of Dollar General Corporation, the Sole Member of Registrant
* Michael M. Calbert	Director of Dollar General Corporation, the Sole Member of Registrant
* Adrian Jones	Director of Dollar General Corporation, the Sole Member of Registrant

Signature		Title

* William C. Rhodes, III		Director of Dollar General Corporation, the Sole Member of Registrant
* David B. Rickard		Director of Dollar General Corporation, the Sole Member of Registrant
*By:	/s/ DAVID M. TEHLE David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DG LOGISTICS, LLC
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature		Title

* Todd J. Vasos		Chief Executive Officer and Chief Manager of Registrant (Principal Executive Officer)
* David M. Tehle		Executive Vice President and Chief Financial Officer of Registrant and Director of DG Transportation, Inc., Sole Member of Registrant (Principal Financial and Accounting Officer)
* Susan S. Lanigan		Director of DG Transportation, Inc., the Sole Member of Registrant
* Robert D. Ravener		Director of DG Transportation, Inc., the Sole Member of Registrant
*By:	/s/ DAVID M. TEHLE David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DG PROMOTIONS, INC.
By:	/s/ JOHN W. FERAY John W. Feray Senior Vice President and Chief Financial Officer

POWERS OF ATTORNEY

        We, the undersigned directors and officers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

/s/ WILLIAM C. BASS William C. Bass	Chief Executive Officer (Principal Executive Officer)
/s/ JOHN W. FERAY John W. Feray	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
/s/ SUSAN S. LANIGAN Susan S. Lanigan	Director
/s/ DAVID M. TEHLE David M. Tehle	Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DG RETAIL, LLC
By:	/s/ JOHN W. FERAY John W. Feray Senior Vice President and Chief Financial Officer

POWERS OF ATTORNEY

        We, the undersigned directors and officers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

/s/ WILLIAM C. BASS William C. Bass	Chief Executive Officer (Principal Executive Officer)
/s/ JOHN W. FERAY John W. Feray	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
/s/ DAVID M. TEHLE David M. Tehle	Director of DG Promotions, Inc., the Sole Member of Registrant
/s/ SUSAN S. LANIGAN Susan S. Lanigan	Director of DG Promotions, Inc., the Sole Member of Registrant

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DG STRATEGIC I, LLC
By:	Dollar General Corporation, its Sole Member
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

* Todd J. Vasos	Chief Executive Officer (Principal Executive Officer)
* David M. Tehle	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
* Richard W. Dreiling	Director of Dollar General Corporation, the Sole Member of Registrant
* Raj Agrawal	Director of Dollar General Corporation, the Sole Member of Registrant
* Warren F. Bryant	Director of Dollar General Corporation, the Sole Member of Registrant
* Michael M. Calbert	Director of Dollar General Corporation, the Sole Member of Registrant
* Adrian Jones	Director of Dollar General Corporation, the Sole Member of Registrant

Signature		Title

* William C. Rhodes, III		Director of Dollar General Corporation, the Sole Member of Registrant
* David B. Rickard		Director of Dollar General Corporation, the Sole Member of Registrant
*By:	/s/ DAVID M. TEHLE
David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DG STRATEGIC II, LLC
By:	Dollar General Corporation, its Sole Member
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

* Richard W. Dreiling	Chairman, Chief Executive Officer and Director of Dollar General Corporation, the Sole Member of Registrant (Principal Executive Officer)
* David M. Tehle	Executive Vice President and Chief Financial Officer of Dollar General Corporation, the Sole Member of Registrant (Principal Financial and Accounting Officer)
* Raj Agrawal	Director of Dollar General Corporation, the Sole Member of Registrant
* Warren F. Bryant	Director of Dollar General Corporation, the Sole Member of Registrant
* Michael M. Calbert	Director of Dollar General Corporation, the Sole Member of Registrant
* Adrian Jones	Director of Dollar General Corporation, the Sole Member of Registrant

Signature		Title

* William C. Rhodes, III		Director of Dollar General Corporation, the Sole Member of Registrant
* David B. Rickard		Director of Dollar General Corporation, the Sole Member of Registrant
*By:	/s/ DAVID M. TEHLE
David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DG STRATEGIC VI, LLC
By:	Dollar General Corporation, its Sole Member
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

* William C. Bass	Chief Executive Officer (Principal Executive Officer)
* John W. Feray	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
* Richard W. Dreiling	Director of Dollar General Corporation, the Sole Member of Registrant
* Raj Agrawal	Director of Dollar General Corporation, the Sole Member of Registrant
* Warren F. Bryant	Director of Dollar General Corporation, the Sole Member of Registrant
* Michael M. Calbert	Director of Dollar General Corporation, the Sole Member of Registrant
* Adrian Jones	Director of Dollar General Corporation, the Sole Member of Registrant

Signature		Title

* William C. Rhodes, III		Director of Dollar General Corporation, the Sole Member of Registrant
* David B. Rickard		Director of Dollar General Corporation, the Sole Member of Registrant
By:	/s/ DAVID M. TEHLE
David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DG STRATEGIC VII, LLC
By:	Dollar General Corporation, its Sole Member
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

* John Flanigan	Chief Executive Officer (Principal Executive Officer)
* John W. Feray	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
* Richard W. Dreiling	Director of Dollar General Corporation, the Sole Member of Registrant
* Raj Agrawal	Director of Dollar General Corporation, the Sole Member of Registrant
* Warren F. Bryant	Director of Dollar General Corporation, the Sole Member of Registrant
* Michael M. Calbert	Director of Dollar General Corporation, the Sole Member of Registrant
* Adrian Jones	Director of Dollar General Corporation, the Sole Member of Registrant

Signature		Title

* William C. Rhodes, III		Director of Dollar General Corporation, the Sole Member of Registrant
* David B. Rickard		Director of Dollar General Corporation, the Sole Member of Registrant
*By:	/s/ DAVID M. TEHLE David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DG STRATEGIC VIII, LLC
By:	Dollar General Corporation, its Sole Member
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

* Richard W. Dreiling	Chairman, Chief Executive Officer, and Director of Dollar General Corporation, the Sole Member of Registrant (Principal Executive Officer)
* David M. Tehle	Executive Vice President and Chief Financial Officer of Dollar General Corporation (Principal Financial and Accounting Officer)
* Raj Agrawal	Director of Dollar General Corporation, the Sole Member of Registrant
* Warren F. Bryant	Director of Dollar General Corporation, the Sole Member of Registrant
* Michael M. Calbert	Director of Dollar General Corporation, the Sole Member of Registrant
* Adrian Jones	Director of Dollar General Corporation, the Sole Member of Registrant

Signature		Title

* William C. Rhodes, III		Director of Dollar General Corporation, the Sole Member of Registrant
* David B. Rickard		Director of Dollar General Corporation, the Sole Member of Registrant
*By:	/s/ DAVID M. TEHLE David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DG TRANSPORTATION, INC.
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012 .

Signature		Title

* Todd J. Vasos		Chief Executive Officer (Principal Executive Officer)
* David M. Tehle		Executive Vice President and Chief Financial Officer and Director (Principal Financial and Accounting Officer)
* Susan S. Lanigan		Director
* Robert D. Ravener		Director
*By:	/s/ DAVID M. TEHLE
David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DOLGEN I, INC.
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012 .

Signature		Title

* Todd J. Vasos		Chairman and Chief Executive Officer (Principal Executive Officer)
* David M. Tehle		Executive Vice President and Chief Financial Officer and Director (Principal Financial and Accounting Officer)
* Susan S. Lanigan		Director
* Robert D. Ravener		Director
*By:	/s/ DAVID M. TEHLE
David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DOLGEN II, INC.
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature		Title

* Todd J. Vasos		Chief Executive Officer (Principal Executive Officer)
* David M. Tehle		Executive Vice President, Chief Financial Officer, and Director (Principal Financial and Accounting Officer)
* Susan S. Lanigan		Director
* Robert D. Ravener		Director
*By:	/s/ DAVID M. TEHLE
David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DOLGEN III, INC.
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature		Title

* Todd J. Vasos		Chief Executive Officer (Principal Executive Officer)
* David M. Tehle		Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)
* Susan S. Lanigan		Director
* Robert D. Ravener		Director
*By:	/s/ DAVID M. TEHLE
David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DOLGEN CALIFORNIA, LLC
By:	Dollar General Corporation, its Sole Member
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

* William C. Bass	Chief Executive Officer (Principal Executive Officer)
* John W. Feray	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
* Richard W. Dreiling	Director of Dollar General Corporation, the Sole Member of Registrant
* Raj Agrawal	Director of Dollar General Corporation, the Sole Member of Registrant
* Warren F. Bryant	Director of Dollar General Corporation, the Sole Member of Registrant
* Michael M. Calbert	Director of Dollar General Corporation, the Sole Member of Registrant
* Adrian Jones	Director of Dollar General Corporation, the Sole Member of Registrant

Signature		Title

* William C. Rhodes, III		Director of Dollar General Corporation, the Sole Member of Registrant
* David B. Rickard		Director of Dollar General Corporation, the Sole Member of Registrant
*By:	/s/ DAVID M. TEHLE
David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DOLGEN MIDWEST, LLC
By:	Dollar General Corporation, Sole Member of DG Strategic I, LLC, Sole Member of Registrant
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

* William C. Bass	Chief Executive Officer (Principal Executive Officer)
* David M. Tehle	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
* Richard W. Dreiling	Director of Dollar General Corporation, the Sole Member of Registrant
* Raj Agrawal	Director of Dollar General Corporation, the Sole Member of Registrant
* Warren F. Bryant	Director of Dollar General Corporation, the Sole Member of Registrant
* Michael M. Calbert	Director of Dollar General Corporation, the Sole Member of Registrant

Signature		Title

* Adrian Jones		Director of Dollar General Corporation, the Sole Member of Registrant
* William C. Rhodes, III		Director of Dollar General Corporation, the Sole Member of Registrant
* David B. Rickard		Director of Dollar General Corporation, the Sole Member of Registrant
*By:	/s/ DAVID M. TEHLE David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DOLGENCORP OF NEW YORK, INC.
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature		Title

* Todd J. Vasos		Chief Executive Officer (Principal Executive Officer)
* David M. Tehle		Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)
* Susan S. Lanigan		Director
* Robert D. Ravener		Director
*By:	/s/ DAVID M. TEHLE David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DOLGENCORP OF TEXAS, INC.
By:	/s/ JOHN W. FERAY John W. Feray Senior Vice President and Chief Financial Officer

POWERS OF ATTORNEY

        We, the undersigned directors and officers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

/s/ WILLIAM C. BASS William C. Bass	Chief Executive Officer (Principal Executive Officer)
/s/ JOHN W. FERAY John W. Feray	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
/s/ SUSAN S. LANIGAN Susan S. Lanigan	Director
/s/ DAVID M. TEHLE David M. Tehle	Director
/s/ ROBERT D. RAVENER Robert D. Ravener	Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DOLGENCORP, LLC
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

POWERS OF ATTORNEY

        We, the undersigned directors and officers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

/s/ TODD J. VASOS Todd J. Vasos	Chief Executive Officer (Principal Executive Officer)
/s/ DAVID M. TEHLE David M. Tehle	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
/s/ ROBERT R. STEPHENSON Robert R. Stephenson	Manager
/s/ JAMES W. THORPE James W. Thorpe	Manager

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

DOLLAR GENERAL PARTNERS
By:	DG Strategic VI, LLC and DG Promotions Inc., its General Partners
By:	/s/ DAVID M. TEHLE David M. Tehle Executive Vice President and Chief Financial Officer

POWERS OF ATTORNEY

        We, the undersigned directors and officers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

/s/ WILLIAM C. BASS William C. Bass	Chief Executive Officer of DG Strategic VI and DG Promotions Inc., the General Partners of Registrant (Principal Executive Officer)
/s/ JOHN W. FERAY John W. Feray	Senior Vice President and Chief Financial Officer of DG Promotions Inc., and Chief Financial Officer of DG Strategic VI, LLC, the General Partners of Registrant
/s/ SUSAN S. LANIGAN Susan S. Lanigan	Director of DG Promotions, Inc., one of the General Partners of Registrant
/s/ DAVID M. TEHLE David M. Tehle	Director of DG Promotions and Executive Vice President and Chief Financial Officer of Dollar General Corporation, the Sole Member of DG Strategic VI, LLC

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

RETAIL PROPERTY INVESTMENTS, LLC
By:	/s/ DAVID M. TEHLE David M. Tehle Vice President and Chief Financial Officer

POWERS OF ATTORNEY

        We, the undersigned directors and officers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature	Title

/s/ TODD J. VASOS Todd J. Vasos	President (Principal Executive Officer)
/s/ DAVID M. TEHLE David M. Tehle	Vice President, Chief Financial Officer, and Manager (Principal Financial and Accounting Officer)
/s/ ANITA C. ELLIOTT Anita C. Elliott	Manager

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

RETAIL RISK SOLUTIONS, LLC
By:	/s/ DAVID M. TEHLE David M. Tehle Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012

Signature	Title

* Todd J. Vasos	President (Principal Executive Officer)
* David M. Tehle	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
* Richard W. Dreiling	Director of Dollar General Corporation, the Sole Member of Registrant
* Warren F. Bryant	Director of Dollar General Corporation, the Sole Member of Registrant
* Michael M. Calbert	Director of Dollar General Corporation, the Sole Member of Registrant
* Adrian Jones	Director of Dollar General Corporation, the Sole Member of Registrant
* William C. Rhodes, III	Director of Dollar General Corporation, the Sole Member of Registrant

Signature		Title

* David B. Rickard		Director of Dollar General Corporation, the Sole Member of Registrant
*By:	/s/ DAVID M. TEHLE David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

SOUTH BOSTON FF&E, LLC
By:	/s/ DAVID M. TEHLE David M. Tehle Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature		Title

* Todd J. Vasos		President (Principal Executive Officer)
* David M. Tehle
Vice President and Chief Financial Officer of Registrant and Director of South Boston Holdings, Inc., the General Partner of Sun-Dollar, L.P., the Sole Member of Registrant (Principal Financial and Accounting Officer)
* Anita C. Elliott		Director of South Boston Holdings, Inc., the General Partner of Sun-Dollar, L.P., the Sole Member of Registrant
*By:	/s/ DAVID M. TEHLE David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

SOUTH BOSTON HOLDINGS, INC.
By:	/s/ DAVID M. TEHLE David M. Tehle Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature		Title

* Todd J. Vasos		President (Principal Executive Officer)
* David M. Tehle		Vice President, Chief Financial Officer, and Director (Principal Financial and Accounting Officer)
* Anita C. Elliott		Director
*By:	/s/ DAVID M. TEHLE David M. Tehle Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on June 27, 2012.

SUN-DOLLAR, L.P.
By:	South Boston Holdings, Inc., its General Partner
By:	/s/ DAVID M. TEHLE David M. Tehle Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 27, 2012.

Signature		Title

* Todd J. Vasos		President of South Boston Holdings, Inc., the General Partner of Registrant (Principal Executive Officer)
* David M. Tehle		Vice President, Chief Financial Officer and Director of South Boston Holdings, Inc. the General Partner of Registrant (Principal Financial and Accounting Officer)
* Anita C. Elliott		Director
*By:	/s/ DAVID M. TEHLE David M. Tehle Attorney-in-Fact

 EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Underwriting Agreement for securities registered hereby*
2.1
Agreement and Plan of Merger, dated as of March 11, 2007, by and among Buck Holdings, L.P., Buck Acquisition Corp., and Dollar General Corporation (incorporated by reference to Exhibit 2.1 to Dollar General Corporation's Current Report on Form 8-K dated March 11, 2007, filed with the SEC on March 12, 2007).
4.1
Shareholders' Agreement of Dollar General Corporation, dated as of November 9, 2009 (incorporated by reference to Exhibit 4.1 to Dollar General Corporation's Current Report on Form 8-K dated November 18, 2009, filed with the SEC on November 18, 2009).
4.2	Form of Stock Certificate for Common Stock (incorporated by reference to Exhibit 4.1 to Dollar General Corporation's Registration Statement on Form S-1 filed November 9, 2009).
4.3	Form of Indenture**
4.4	Form of Charter Amendment*
4.5	Form of Warrant Agreement*
4.6	Form of Warrant Certificate*
4.7	Form of Unit Agreement*
4.8	Form of Unit*
4.9	Form of Stock Purchase Contract Agreement*
4.10	Form of Stock Purchase Contract*
4.11	Form of Depositary Agreement for Depositary Shares*
4.12	Form of Depositary Receipt*
5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC*
5.2	Opinion of Simpson Thacher & Bartlett LLP*
12.1	Computation of Ratio of Earnings to Fixed Charges, Combined Fixed Charges and Preferred Stock Dividends***
23.1	Consent of Independent Registered Public Accounting Firm**
23.2	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibit 5.1)
23.3	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.2)
24.1	Powers of Attorney (included on signature pages)****
24.2	Power of Attorney of William C. Bass, dated June 26, 2012**
24.3	Power of Attorney of John W. Flanigan, dated June 26, 2012**
24.4	Power of Attorney of John W. Feray, dated June 26, 2012**

Exhibit Number	Description
25.1	Form T-1 Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act of 1939 for Senior Notes**

*
To be filed, if necessary, by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference herein.

**
Filed herewith.

***
Previously filed.

****
Previously filed except to the extent included on signature pages hereto.

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EXPLANTORY NOTE
TABLE OF ADDITIONAL REGISTRANTS
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 15. Indemnification of Directors and Officers .
  Item 16. Exhibits .
  Item 17. Undertakings .
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
POWERS OF ATTORNEY
SIGNATURES
POWERS OF ATTORNEY
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
POWERS OF ATTORNEY
SIGNATURES
POWERS OF ATTORNEY
SIGNATURES
POWERS OF ATTORNEY
SIGNATURES
POWERS OF ATTORNEY
SIGNATURES
SIGNATURES
SIGNATURES
EXHIBIT INDEX